                                                                    EXHIBIT 99.2

                                JOINT FILER INFORMATION

Item                                    Information

Name:                                   Wells Fargo Municipal Capital
                                        Strategies, LLC

Address:                                375 Park Avenue
                                        New York, New York 10152

Date of Event Requiring                 September 30, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or               Nuveen AMT-Free Quality Municipal Income
Trading Symbol:                         Fund (NEA)

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              WELLS FARGO MUNICIPAL CAPITAL
                                        STRATEGIES, LLC

                                         By:   /s/ Alejandro Piekarewicz
                                            ------------------------------------
                                         Name: Alejandro Piekarewicz
                                         Title: Vice President
                                         Date:  October 2, 2020

Item                                    Information

Name:                                   Wells Fargo Bank, National Association

Address:                                101 North Phillips Avenue
                                        Sioux Falls, SD 57104

Date of Event Requiring                 September 30, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or               Nuveen AMT-Free Quality Municipal Income
Trading Symbol:                         Fund (NEA)

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              WELLS FARGO BANK, NATIONAL ASSOCIATION

                                         By:   /s/ Alejandro Piekarewicz
                                            ------------------------------------
                                         Name: Alejandro Piekarewicz
                                         Title: Director
                                         Date:  October 2, 2020